T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Mid-Cap Index Fund

T. Rowe Price Small-Cap Index Fund

T. Rowe Price Total Equity Market Index Fund

Supplement to Prospectuses and Summary Prospectuses dated March 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2025, William Evan Scheiner will join Neil Smith as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Scheiner joined T. Rowe Price in 2017.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective April 1, 2025, William Evan Scheiner will join Neil Smith as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Scheiner joined the Firm in 2017, and his investment experience dates from 2018. During the past five years, he has served as a portfolio investment analyst and, beginning in 2023, as a director of portfolio investment analysts primarily responsible for covering and modeling U.S. equity index products.

The date of this supplement is March 26, 2025.

G65-041 3/26/25